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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):        NOVEMBER 30, 2000


                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)



               DELAWARE                                       333-74901                                      25-1824148
   (State or other jurisdiction of                    (Commission File Number)                            (I.R.S. Employer
   incorporation or organization)                                                                      Identification Number)


   2500 YORK ROAD
   JAMISON, PENNSYLVANIA                                                                                        18929
   (Address of principal executive offices)                                                                  (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000




         (Former name or former address, if changed since last report.)


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Item 7.      Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending November 30, 2000, payment date December 13, 2000

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending November 30, 2000, payment date December 13, 2000

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending November 30, 2000, payment date December 14, 2000

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending November 30, 2000, payment date December 12, 2000


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 DVI Receivables Corp. VIII
                                                 --------------------------
                                                          (Registrant)



Dated:     December 19, 2000               By:   /s/ Steven R. Garfinkel
                                                 ------------------------------
                                                 Steven R. Garfinkel
                                                 Executive Vice President and
                                                 Chief Financial Officer


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